Welk Resorts 2017-A, LLC

Timeshare Loan-Backed Notes, Series 2017-A

Sample Timeshare Loan Agreed-Upon Procedures

Report To:

Welk Resort Group, Inc.

Welk Resorts 2017-A, LLC

25 May 2017

Report of Independent Accountants on Applying Agreed-Upon Procedures

Welk Resort Group, Inc. Welk Resorts 2017-A, LLC 300 Rancheros Drive, Suite 450 San Marcos, California 92069
Re: Welk Resorts 2017-A, LLC (the “Issuer”) Timeshare Loan-Backed Notes, Series 2017-A (the “Notes”) Sample Timeshare Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Welk Resort Group, Inc. (the “Servicer”), the Issuer and KeyBanc Capital Markets Inc. (“KeyBanc,” together with the Issuer and Servicer, the “Specified Parties”), solely to assist the Issuer in evaluating the accuracy of certain information with respect to a pool of timeshare loans (the “Timeshare Loans”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Issuer, provided us with:

a.	Electronic data files:
i.	Labeled “Pool Cut 3.31.xlsx” (the “Timeshare Loan Listing File”) that the Servicer, on behalf of the Issuer, indicated contains the CONVERSION ACCOUNT # (the “Account Number”) relating to certain timeshare loans (the “Starting Timeshare Loans”) that are expected to be representative of the Timeshare Loans,
ii.	Labeled “2017-A pool cut v.2017.05.15.xlsx” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Servicer, on behalf of the Issuer, indicated contains information relating to certain timeshare loans (the “Preliminary Timeshare Loans”) as of 30 April 2017 (the “Preliminary Cut-Off Date”) that the Servicer, on behalf of the Issuer, indicated are expected to be representative of the Timeshare Loans and
iii.	Labeled “Updated Data Tape 4.30.xlsx” and the corresponding record layout and decode information (the “Base Data File,” together with the Timeshare Loan Listing File and Preliminary Data File, the “Provided Data Files”) that the Servicer, on behalf of the Issuer, indicated contains information relating to the Preliminary Timeshare Loans as of the Preliminary Cut-Off Date,

b.	Imaged copies of:
i.	The purchase and sale agreement (the “Agreement”),
ii.	The promissory note and security agreement (the “Note”),

iii.	Certain printed screen shots and payment histories from the Servicer’s servicing system (the “System Screen Shots”) and
iv.	The borrower’s credit report (the “Borrower Credit Report”) and
v.	The co-borrower’s credit report, if applicable, (the “Co-Borrower Credit Report,” together with the Agreement, Note, System Screen Shots and Borrower Credit Report, the “Source Documents”)

relating to the Sample Timeshare Loans (as defined in Attachment A),

c.	Instructions, assumptions and methodologies (collectively, the “Adjusted Borrower FICO Score Methodology”), which are shown on Exhibit 1 to Attachment A, relating to the calculation of the adjusted borrower FICO score for each Preliminary Timeshare Loan,
d.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File (as defined in Attachment A), which are listed on Exhibit 2 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Issuer is responsible for the Provided Data Files, Source Documents, Adjusted Borrower FICO Score Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents, Adjusted Borrower FICO Score Methodology or any other information provided to us by the Servicer, on behalf of the Issuer, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Starting Timeshare Loans, Preliminary Timeshare Loans or Timeshare Loans (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Servicer, on behalf of the Issuer, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Timeshare Loans,
iii.	Whether the originator of the Timeshare Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

25 May 2017

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Servicer, on behalf of the Issuer, we randomly selected a sample of 125 Starting Timeshare Loans from the Timeshare Loan Listing File (the “Initial Sample Timeshare Loans”). For the purpose of this procedure, the Servicer, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Initial Sample Timeshare Loans they instructed us to randomly select from the Timeshare Loan Listing File.

For the purpose of the procedures described in this report, the 125 Initial Sample Timeshare Loans are referred to as Sample Timeshare Loan Numbers 1 through 125.

2.	For each timeshare loan on the Timeshare Loan Listing File, we compared the Account Number, as shown on the Timeshare Loan Listing File, to the corresponding Account Number, as shown on the Preliminary Data File, and noted that:
a.	1,229 of the Preliminary Timeshare Loans included on the Preliminary Data File were not included on the Timeshare Loan Listing File,
b.	1,020 of the Starting Timeshare Loans included on the Timeshare Loan Listing File were not included on the Preliminary Data File (the “Removed Starting Timeshare Loans”) and
c.	23 of the Removed Starting Timeshare Loans were Initial Sample Timeshare Loans (the “Removed Initial Sample Timeshare Loans”).

The Removed Initial Sample Timeshare Loans are Sample Timeshare Loan Numbers 3, 6, 7, 21, 23, 32, 38, 48, 56, 58, 59, 61, 63, 70, 72, 84, 87, 89, 108, 109, 112, 120 and 125.

3.	As instructed by the Servicer, on behalf of the Issuer, we randomly selected a sample of 23 Preliminary Timeshare Loans from the Preliminary Data File that were not Initial Sample Timeshare Loans (the “Additional Sample Timeshare Loans”). For the purpose of this procedure, the Servicer, on behalf of the Issuer, did not inform us as to the basis for the methodology they instructed us to use to select the Additional Sample Timeshare Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the:

a.	102 Initial Sample Timeshare Loans on the Preliminary Data File and the Additional Sample Timeshare Loans are hereinafter referred to as the “Sample Timeshare Loans” and
b.	23 Additional Timeshare Loans are referred to as Sample Timeshare Loan Numbers 126 through 148.

Attachment A Page 2 of 2

4.	For each timeshare loan on the Preliminary Data File and Base Data File, we compared the Account Number, as shown on the Preliminary Data File, to the corresponding Account Number, as shown on the Base Data File, and noted that:
a.	All of the Preliminary Timeshare Loans were included on both the Preliminary Data File and Base Data File and
b.	No other timeshare loans were included on the Preliminary Data File or Base Data File.

5.	As instructed by the Servicer, on behalf of the Issuer, we appended the information for each Preliminary Timeshare Loan on the Base Data File with the corresponding adjusted borrower FICO score, which we calculated using the Adjusted Borrower FICO Score Methodology. The Base Data File, as appended, is hereinafter referred to as the “Data File.”

6.	For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, that are stated in the notes to Exhibit 2 to Attachment A. The Source Document(s) that we were instructed by the Servicer, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A

 Adjusted Borrower FICO Score Methodology

For the purpose of calculating the adjusted borrower FICO score for each Preliminary Timeshare Loan on the Base Data File, the Servicer, on behalf of the Issuer, instructed us to perform the following calculations:

1.	For each Preliminary Timeshare Loan with a WELK FICO 1 of “0,” as shown on the Base Data File, use the FICO AVG, as shown on the Base Data File.

2.	For each remaining Preliminary Timeshare Loan, use the WELK FICO 1, as shown on the Base Data File.

Exhibit 2 to Attachment A Page 1 of 2

 Sample Characteristics and Source Documents

Sample Characteristic	Data File Field Name	Source Document(s)	Note(s)

Account Number	CONVERSION ACCOUNT #	Note	i.
Geographical location of the obligor	STATE	Agreement or System Screen Shots	ii.
Purchase price	SALE PRICE	Agreement
Downpayment	DOWN PAYMENT	Agreement and recalculation	iii.
Note Date	NOTE DATE (CD)	Note
Original term to stated maturity	ORIGINAL TERM	Note
Original loan balance	ORIGINAL LOAN AMOUNT	Note
Coupon rate	INTEREST RATE	Note or System Screen Shots	iv.
Monthly payment amount	PAYMENT AMOUNT	Note or System Screen Shots	iv., v.
Borrower credit score	Adjusted borrower FICO score	Borrower Credit Report	vi.
Co-borrower credit score	WELK FICO 2	Co-Borrower Credit Report	vii.
Current balance	CURRENT BALANCE	System Screen Shots	viii.
Next payment due date	NEXT PYMT DATE	System Screen Shots	viii.
Resort code	PROJECT CODE	System Screen Shots

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the geographical location of the obligor Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Number 83), the Servicer, on behalf of the Issuer, instructed us to use the Agreement as the Source Document.

For the purpose of comparing the geographical location of the obligor Sample Characteristic for Sample Timeshare Loan Number 83, the Servicer, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source Document.

Exhibit 2 to Attachment A Page 2 of 2

 Notes: (continued)

iii.	For the purpose of comparing the downpayment Sample Characteristic for each Sample Timeshare Loan, the Servicer, on behalf of the Issuer, instructed us to recalculate the downpayment for each Sample Timeshare Loan by adding the:
(a)	Deposit toward the purchase price and
(b)	Additional deposit toward the purchase price,

both as shown on the Agreement.

iv.	For the purpose of comparing the coupon rate and monthly payment amount Sample Characteristics for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 15, 40, 65, 71, 76, 77, 82, 130, 136, 137 and 138), the Servicer, on behalf of the Issuer, instructed us to use the Note as the Source Document.

For the purpose of comparing the coupon rate and monthly payment amount Sample Characteristics for Sample Timeshare Loan Numbers 15, 40, 65, 71, 76, 77, 82, 130, 136, 137 and 138, the Servicer, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source Document.

v.	For the purpose of comparing the monthly payment amount Sample Characteristic, the Servicer, on behalf of the Issuer, instructed us to ignore differences of +/-$0.01.

vi.	We were instructed by the Servicer, on behalf of the Issuer, not to compare the borrower credit score Sample Characteristic for Sample Timeshare Loans with a borrower credit score value of “1” or “9,” as shown on the Data File.

vii.	We were instructed by the Servicer, on behalf of the Issuer, not to compare the co-borrower credit score Sample Characteristic for Sample Timeshare Loans with a co-borrower credit score value of “0,” “1” or “9,” as shown on the Data File.

viii.	The Servicer, on behalf of the Issuer, indicated that certain of the System Screen Shots contained account activity which occurred after the Preliminary Cut-Off Date. For the purpose of comparing the current balance and next payment due date Sample Characteristics for each Sample Timeshare Loan, the Servicer, on behalf of the Issuer, instructed us to only consider account activity shown on the System Screen Shots which occurred on or prior to the Preliminary Cut-Off Date.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, that are described in the notes above.

Exhibit 3 to Attachment A

Sample Characteristic Differences

Sample Timeshare Loan Number	Sample Characteristic	Data File Value	Source Document Value

141	Borrower credit score	780	788
	Co-borrower credit score	774	745